CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (TAT Technologies Ltd. [Member], USD $)	Dec. 31, 2012	Dec. 31, 2011
TAT Technologies Ltd. [Member]
Ordinary shares, par value per share	$ 0.9	$ 0.9
Ordinary shares, shares authorized	10,000,000	10,000,000
Ordinary shares, shares issued	9,073,043	9,073,043
Ordinary shares, shares outstanding	8,798,570	8,815,003
Treasury stock, shares	274,473	258,040